Exhibit 10.28

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ASSISTANCE AGREEMENT

1. Award No. DE-EE0002882	2. Modification No. 004	3. Effective Date 12/28/2009	4. CFDA No. 81.087

5. Awarded To ENERKEM CORPORATION Attn: Stephanie Isaacs 222 DELAWARE AVE, 9TH FLOOR WILMINGTON DE 198011621		6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 12/28/2009 through 08/28/2011

8. Type of Agreement ☐ Grant ☒ Cooperative Agreement ☐ Other	9. Authority 109-58, Energy Policy Act (2005) 111-5, Recovery Act (2009)	10. Purchase Request or Funding Document No. 11EE002643

11. Remittance Address ENERKEM CORPORATION Attn: Stephanie Isaacs 222 DELAWARE AVE, 9TH FLOOR WILMINGTON DE 198011621	12. Total Amount Govt. Share: $50,000,000.00 Cost Share : $[ * ] Total : $[ * ]		13. Funds Obligated This action: $0.00 Total : $50,000,000.00

14. Principal Investigator Stephanie Isaacs Phone: 514-875-0284 ext. 258	15. Program Manager Glenn M. Doyle Phone: 303-275-4706	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393

17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831		18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To

20. Accounting and Appropriation Data See Schedule

21. Research Title and/or Description of Project RECOVERY ACT - HETEROGENEOUS FEED BIOREFINERY PROJECT

For the Recipient		For the United States of America

22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer Signature on File

23. Name and Title	24. Date Signed	26. Name of Officer Lalida Crawford	27. Date Signed 03/11/2011

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED

DE-EE0002882/004

NAME OF OFFEROR OR CONTRACTOR

ENERKEM CORPORATION

ITEM NO (A)	SUPPLIES/SERVICE (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number:    830987520

The purpose of this modification is to:

1) Extend the Period of Performance, as noted in Block 7.

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 12/28/2009 through 08/28/2011.  For multiple Budget Periods, see Special Terms and Conditions, Provision 4, “Award Project Period and Budget Periods.”

DOE Award Administrator: Brenda Dias

E-mail: brenda.dias@go.doe.gov

Phone: 303-275-6043

DOE Project Officer: Glenn Doyle

E-mail: glenn.doyle@go.doe.gov

Phone: 303-275-4706

Recipient Business Officer:  Jocelyn Auger

E-mail: jauger@enerkem.com

Phone: 514-875-0284 ext. 262

Recipient Principal Investigator: Stephanie

Isaacs

E-mail: sisaacs@enerkem.com

Phone: 514-875-0284 ext. 258

“Electronic signature or signatures as used in this document means a method of signing an electronic message that—

(A) Identifies and authenticates a particular person as the source of the electronic message;
(B) Indicates such person’s approval of the information contained in the electronic message; and,

(C) Submission via FedConnect constitutes electronically signed documents.”

ASAP: NO Extent Competed: COMPETED Davis-Bacon

Act: YES

July 2004

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.